SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):December 4, 1995


                    HERSHEY FOODS CORPORATION
          (Exact name of registrant as specified in its charter)


     Delaware                   I-183           23-0691590
(State or other jurisdiction   (Commission   (I.R.S. Employer
 of incorporation)              File Number)  Identification No.)


     100 Crystal A Drive, Hershey, Pennsylvania       17033
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:(717) 534-6799







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Item 5.                      Other Events

   Hershey Chocolate U.S.A. (a division of Hershey Foods Corporation) announced that it is increasing the wholesale price of its standard bar line and king size bars by 11 percent. This price increase was effective December 4, 1995, and does not affect other product lines. In order to protect trade commitments, limited orders will be accepted at old prices. A copy of the press release dated December 4, 1995 announcing the increase is incorporated herein by reference and a copy is filed herewith as Exhibit 99.



                                 SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 1995




                                  HERSHEY FOODS CORPORATION



                                  By  /s/ Robert M. Reese
                                     Robert M. Reese
                                     Vice President, General
                                     Counsel & Secretary











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                          Exhibit Index



Exhibit No.                Description


   99          Press Release dated December 4, 1995









































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